EXHIBIT 10.18

                        THE SANDWICH CO-OPERATIVE BANK
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                             ____________________

                                1997 Amendment
                             ____________________


     WHEREAS, The Sandwich Co-operative Bank (the "Bank") has entered into a Supplemental Executive Retirement Agreement with Frederic D. Legate (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank deems it to be in the best interest of the Bank to amend the Agreement to change the number of years of service required for maximum benefits under the Agreement from 25 years to 20 years.

     NOW, THEREFORE, pursuant to Section 14.01 of the Agreement, the Agreement is hereby amended as follows, effective March 24, 1997 (date of Board Vote).

     1. Section 2.01(b) of the Agreement shall be amended by replacing the words "twenty-five (25) years (or 300 months)" with "twenty (20) years (or 240 months)" and the words "three hundred (300) months" with "two hundred forty
(240) months" wherever they appear.

     2.   Section 2.03 shall be amended by replacing the words "three hundred
(300) months" with the words "two hundred forty (240) months" wherever they appear.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 25th day of August, 1997, the Bank hereby executes this 1997
Amendment to the Agreement.


                                         THE SANDWICH CO-OPERATIVE BANK

/s/ Leon Davidson                        By /s/ Gary A. Nickerson
- --------------------------------            ---------------------------------
Witness                                      Gary A.  Nickerson
                                             Chairman of the Personnel Committee


August 25, 1997                          Attest: /s/ Bradford N. Eames   (Seal)
                                                 ------------------------------
                                                 Clerk

                           SANDWICH COOPERATIVE BANK



                       SUPPLEMENTAL EXECUTIVE RETIREMENT
                                   AGREEMENT



                                April 24, 1995

                                   85020695

                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


     THIS AGREEMENT, made and entered into this 5th day of May, 1995 by and between Sandwich Cooperative Bank, its subsidiaries and affiliates, (hereinafter called the "Corporation") and Frederic D. Legate (hereinafter called the "Executive").

                                  WITNESSETH:

     WHEREAS, the Executive has been in the employ of the Corporation and/or its subsidiaries and is now serving the Corporation as its Chief Executive Officer; and,

     WHEREAS, because of the Executive's experience, knowledge of affairs of the Corporation, and reputation and contacts in the industry, the Corporation deems the Executive's continued employment with the Corporation important for its future growth; and, WHEREAS, it is the desire of the Corporation and in its best interest that the Executive's service be retained;

     WHEREAS, in order to induce the Executive to continue in the employ of the Corporation and in recognition of his past service, the Board of Directors voted on January 16, 1990 to authorize the Corporation to enter into an agreement dated April 26, 1990 to provide him or his beneficiaries certain benefits; and,

     WHEREAS, in order to amend the agreement dated April 26, 1990 and modify specific provisions contained therein, the Board of Directors voted on January 23, 1995 to authorize the Corporation to restate the April 26, 1990 agreement and enter into this Agreement with the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, it is agreed as follows:

                                  ARTICLE ONE
                                  -----------

1.01   EMPLOYMENT.  The Corporation may employ the Executive in such capacity
       ----------
as the Corporation may from time to time determine. Notwithstanding anything contained herein, this Agreement is not an agreement of employment and nothing herein shall restrict the Corporation concerning the terms and conditions of the Executive's employment.

The benefits provided by this Agreement are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE TWO
                                  -----------

2.01   NORMAL RETIREMENT BENEFITS.
       --------------------------
(a) If the Executive shall continue in the employment of the Corporation until the first of the month coincident with or next following his sixtieth birthday (hereinafter referred to as the "Normal Retirement Date"), he shall be entitled to a Normal Retirement Benefit, determined as of the effective date of his actual retirement and continuing for twenty (20) years, payable monthly, in the annual amount of sixty percent (60%) of his Benefit Computation Base (hereinafter defined), reduced by the sum of (1), (2) and (3) below.

       1. Fifty percent (50%) of the Executive's (actual or projected) annual primary social security retirement benefit projected as of the Executive's social security normal retirement age based on his Benefit Computation Base in effect on the date of termination of the Executive's employment with the Corporation;

       2. The annual amount of benefits payable to the Executive (or his beneficiaries) at the Normal Retirement Date calculated on a single life annuity basis from any qualified defined benefit pension plan maintained and funded by the

               Corporation, as such plan or plans may be amended or modified from time to time;

       3. The annual amount of benefits payable at the Normal Retirement Date on a single life annuity basis attributable to the portion of the account balances of the Executive arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction and elective contributions) at the date of determination, from the Corporation's Employee Stock Ownership Plan ("ESOP"), 401(k) and other defined contribution retirement plans maintained by the Corporation as of the date of this agreement, or their successors, as such plan or plans may be modified from time to time.

(b) If the Executive has (or will have) completed fewer than twenty-five (25) years (or 300 months) of service with the Corporation as of his Normal Retirement Date, then the Normal Retirement Benefit shall be the amount determined by multiplying the amount which would otherwise be the Normal Retirement Benefit under paragraph (a) above, by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

2.02   BENEFIT COMPUTATION BASE.  The Executive's Benefit Computation Base
       ------------------------
shall be the average of the Executive's annual base salary (including any salary reduction amounts pursuant to Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended) paid during the thirty-six (36) consecutive calendar months during the Executive's period of employment by the Corporation in which such compensation is the highest.

2.03   ACCRUED BENEFIT.  As used herein for the purposes of Section 3.01, 4.01,
       ---------------
5.01, or 5.02, the term "Accrued Benefit" shall mean:

       1.      The benefit amount the Executive would be entitled to under
               Section 2. 0 1, commencing at the Executive's Normal Retirement Date except that in the event of (a) death, (b) disability, (c) termination of employment, (d) early retirement, or (e) merger, consolidation or sale (in the event of (d), as modified by Section 10.1 hereof as the case may be, the benefit to which the Executive will be entitled shall be determined by multiplying the Normal Retirement Benefit amount by a fraction, not to exceed one
               (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

       2. If the Executive terminates employment prior to his Normal Retirement Date, in calculating his Accrued Benefit, (i) the offset for primary social security retirement benefit shall be calculated on the basis of the amount projected to be payable at the Executive's social security normal retirement age assuming continued earnings by the Executive at the rate in effect at termination of employment until the Executive's social security normal retirement age; (ii) the offset for any qualified defined benefit plan shall be calculated on the basis of the Executive's accrued benefit in said plan upon termination of employment projected to be payable at the Executive's Normal Retirement Date, and (iii) the offset for any benefits arising from employer contributions attributable to the account balances of the Executive arising from the Corporation's ESOP, 401(k) plan or any other defined contribution retirement plan shall also be calculated on the basis of the Executive's accrued benefit in such plan(s) upon termination of employment projected to be payable at the Executive's Normal Retirement Date.

2.04   OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
       -------------------------
payments provided in Section 2.01 above, or whenever an Accrued Benefit is payable under Section 4.01, 5.01 (5.02 or 10.01) of this Agreement, the Executive may elect in the calendar year prior to the calendar year in which payments are to begin, any optional form of payment which shall be the actuarial equivalent (factors defined in the Corporation's qualified defined benefit pension plan) of the said twenty (20) year certain payments. The optional form of payment may be a lump sum payment and any optional form of annuity payment which is provided to the Executive under the terms of the Corporation's qualified defined benefit pension plan.

2.05   VESTING.  Anything to the contrary in this Agreement notwithstanding, the
       -------
Executive shall be entitled to one hundred percent (100%) of any benefit payable under this Agreement under any one or more of Sections 2.01, 3.01, 4.01, 5.01, 5.02, or 10.01 at the date on which his entitlement to such benefit shall be determined commencing with his original date of hire with the Corporation.

                                 ARTICLE THREE
                                 -------------

3.01   DEATH OF EXECUTIVE.
       ------------------

(a) If the Executive dies while employed by the Corporation but prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation will pay to the Executive's named beneficiaries, for a period of twenty (20) years certain commencing on the first day of the month next following the delivery to the Corporation of a death certificate, a total annual amount equal to the Accrued Benefit earned by the Executive as of the date of death.

(b) If the Executive dies following the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, such payment of benefits shall continue to the named beneficiaries of the Executive until all such benefits have been paid.

(c) If the Executive dies following the termination of his employment with the Corporation and prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation shall pay to the Executive's named beneficiaries an annual benefit which shall be the Executive's Accrued Benefit as of the date of his termination of his employment. Such benefits shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date, or any date prior to the Normal Retirement Date approved by the Corporation, and continuing for twenty (20) years.

3.02   BENEFICIARIES.  The Executive may designate, in writing to the
       -------------
Corporation, one or more beneficiaries. If no beneficiary is so named or if no named beneficiary is living at the time a payment is due, benefit payments shall be made, when due, to the Executive's estate.

                                 ARTICLE FOUR
                                 ------------

4.01   DISABILITY PRIOR TO RETIREMENT.  In the event the Executive shall become
       ------------------------------
disabled, mentally or physically, which disability prevents him from performing the material aspects of his duties, the Corporation will pay no disability benefits hereunder. Disability benefits (if any) will be paid to the Executive through such insurance programs as may be sponsored by the Corporation. Upon the later of termination of such other disability benefits (if any), or the Executive's attainment of the Normal Retirement Date, the Executive shall commence receiving payment of his Accrued Benefit determined as of the date of the disability, but with additional service credited as if the Executive were working until the earlier of his Normal Retirement Date or Termination of Service Date or Discharge Date as determined by the Corporation. The Accrued Benefit shall be paid monthly, for twenty (20) years certain commencing on the first day of the month following the later of the termination of such benefits or the Normal Retirement Date, or in the manner provided in Section 2.04.

4.02   RE-EMPLOYMENT FOLLOWING DISABILITY.  In the event the Executive returns
       ----------------------------------
to work with the Corporation after terminating employment because of disability, this Agreement shall continue in full force and effect as though such disability had not occurred (including crediting the Executive with all service with Corporation as if he were working).

                                 ARTICLE FIVE
                                 ------------

5.01   EARLY RETIREMENT, TERMINATION OF SERVICE OR DISCHARGE.  Except to the
       -----------------------------------------------------
extent otherwise provided in Sections 5.03 and 5.04, in the event that the Executive's employment with the Corporation is terminated, voluntarily or involuntarily, before the Executive attains the Normal Retirement Date, for reasons other than death or disability, the Executive shall be entitled to an annual benefit, which shall be his Accrued Benefit as of the date of his termination of employment. Such benefit shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date and continuing for twenty (20) years. The Executive may elect to receive such benefit provided in this Section 5.01 prior to the Normal Retirement Date at any date between age 55 and the Normal Retirement Date. Such early commencement will result in an early commencement reduction provided under the terms of the Corporation's Qualified defined benefit pension plan for each month payment commences prior to the Normal Retirement Date.

5.02   OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
       -------------------------
payments provided in Section 5.01, the benefits payable under such Sections may be payable in the manner provided in Section 2.04.

5.03   EMPLOYMENT BY COMPETITION.  Anything to the contrary in this Agreement
       -------------------------
notwithstanding, in the event that either (a) prior to the Normal Retirement Date, the Executive's employment with the Corporation, shall have terminated for whatever reason or (b) after he shall have begun to receive benefits under this Agreement, the Executive will not forfeit any payments which might otherwise be due and payable hereunder should the Executive become employed by a company in competition with the Corporation

5.04   FORFEITURE.  Anything to the contrary in this Agreement notwithstanding,
       ----------
benefits under this Agreement shall be immediately forfeited and all rights of the Executive and his beneficiaries hereunder shall become null and void, if the Executive's employment with the Corporation is terminated for cause. For this purpose, a termination for "Cause" shall mean conviction by a court of law for fraud, misappropriation or embezzlement.

5.05   AVAILABILITY TO CONSULT.   From and after prior commencement of receipt
       -----------------------
of benefits pursuant to this Agreement; the Executive will keep himself available to consult with, and respond to inquiries from, the Corporation relating to its business affairs, at reasonable time(s) and to reasonable extent.

                                  ARTICLE SIX
                                  -----------

6.01   INTEREST.  Any payment that is required to be made hereunder that is
       --------
delayed beyond the date specified in this agreement shall bear interest at a variable rate which shall be the rate of interest on one year U.S. Treasury Bills determined at the first auction of each calendar year or part thereof during the period of which interest is to be applied to any obligation hereunder.

                                 ARTICLE SEVEN
                                 -------------

7.01   ALIENABILITY.  Neither the Executive, nor any beneficiary under this
       ------------
Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, or otherwise.

                                 ARTICLE EIGHT
                                 -------------

8.01   PARTICIPATION IN OTHER PLANS.  Nothing contained in this Agreement shall
       ----------------------------
be construed to alter, abridge, or in any manner affect the rights and privileges of the Executive to participate in and be covered by any pension, profit sharing, group insurance, bonus or any other employee plan or plans which the Corporation may have or hereafter have.

                                 ARTICLE NINE
                                 ------------

9.01   FUNDING.
       -------

(a) The Corporation reserves the right at its sole and exclusive discretion to insure or otherwise provide for the obligations of the Corporation undertaken by this Agreement or to refrain from same, and to determine the extent, nature and method thereof, including the establishment of one or more trusts. Should the Corporation elect to insure this Agreement, in whole or in part, through the medium of insurance or annuities, or both, the Corporation shall be the owner and beneficiary of the policy or annuity. At no time shall the Executive be deemed to have any right, title or interest in or to any specified asset or assets of the Corporation, or any trust or escrow arrangement, including, but not by way of restriction, any insurance or annuity contracts or the proceeds therefrom.

(b) Any such policy, contract or asset shall not in any way be considered to be security for the performance of the obligations of this Agreement.

(c) If the Corporation purchases a life insurance or annuity policy on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests (at the Corporation's expense) which may be necessary, and generally cooperate with the Corporation in securing such policy.

(d) To the extent the Executive acquires a right to receive benefits under this Agreement, such right shall be equivalent to the right of an unsecured general creditor of the Corporation.

                                  ARTICLE TEN
                                  -----------

10.01  REORGANIZATION.  The Corporation shall not merge or consolidate into or
       --------------
with another corporation if such merger or consolidation shall result in the other corporation being the survivor corporation, nor shall it sell substantially all of its assets to another corporation, firm or person, unless and until:

(a) The Executive and such other corporation, firm or person agree that the Executive shall continue in the employ of the succeeding, continuing or acquiring corporation, firm or person and such other corporation, firm or person agrees in writing without further qualification to assume and discharge the obligations of the Corporation under this Agreement, or,

(b) If the Executive and such corporation, firm or person do not agree that the Executive shall continue in the employ of such corporation, firm or person, or such corporation, firm or person does not so agree to assume and discharge such obligations, the Corporation shall pay to the Executive, in one lump sum, his Accrued Benefit as of the date of such merger, consolidation or sale. AR calculations of the Accrued Benefit for purposes of this Section 10.1(b), shall further be discounted to present value in accordance with the actuarial tables used in the Corporation's defined benefit pension plan.

Upon the occurrence of any such event and the written unqualified assumption of the obligations of the Corporation by such successor corporation, firm or person, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation, firm or person,

                                ARTICLE ELEVEN
                                --------------

11.01  BENEFITS AND BURDENS.  This Agreement shall be binding upon and inure to
       --------------------
the benefit of the Executive and his personal representatives, the Corporation, and any successor organization which shall succeed to substantially all of the Corporation's assets and business without regard to the form of such succession.

11.02  CORPORATION.  As used in this Agreement, Corporation shall mean the
       -----------
Sandwich Cooperative Bank, a Massachusetts Corporation, and any affiliated entity, successor organization, parent, subsidiary or holding company.

                                ARTICLE TWELVE
                                --------------

12.01  COMMUNICATIONS.  Any notice or communication required of either party
       --------------
with respect to this Agreement shall be made in writing and may either be delivered personally or sent by First Class mail, as the case may be:

               To the Corporation:

                         c/o Chairman of the Board
                         Sandwich Cooperative Bank
                         100 Old King's Highway
                         P.O. Box 959
                         Sandwich, MA 02563

               To the Executive:

                         Frederic D. Legate
                         12 Shaker House Road
                         Marshfield, MA  02563

Each party shall have the right by written notice to change the place to which any notice may be addressed.

                               ARTICLE THIRTEEN
                               ----------------

13.01  CLAIMS PROCEDURE.  In the event that benefits under this Agreement are
       ----------------
not paid to the Executive (or his beneficiary in the case of the Executive's death), and such person feels entitled to receive them, a claim shall be made in writing to the Corporation within sixty (60) days after written notice from the Corporation to the Executive or his beneficiary or personal representative that payments are not being made or are not to be made under this Agreement. Such claim shall be reviewed by the Corporation. If the claim is approved or denied, in full or in part, the Corporation shall provide a written notice of approval or denial within sixty (60) days from the date of receipt of the claim setting forth the specific reason for denial, specific reference to the provision of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired. If a claim is denied (a claim shall be deemed denied if the Corporation does not take action within the aforesaid sixty (60) day period) and a review is desired, the Executive (or beneficiary in the case of the Executive's death), shall notify the Corporation in writing within twenty (20) days. In requesting a review, the Executive or his beneficiary may review this Agreement or any document relating to it and submit any written issues and comments he or she may feel appropriate. In its sole discretion the Corporation shall then review the claim and provide a written decision within sixty (60) days. This decision likewise shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement on which the decision is based.

Any decision of the Corporation shall not be binding on the Executive, his personal representative, or any beneficiary without consent, nor shall it preclude further action by the Executive, his personal representatives or beneficiary.

13.02  ARBITRATION.  All claims, disputes and other matters in question between
       -----------
the parties hereto arising out of or relating to this Agreement or the breach thereof may be decided by arbitration with the express mutual consent of the Executive and the Corporation in accordance with the Rules of the American Arbitration Association then obtaining, subject to the notations and restrictions stated below. This Agreement to arbitrate and any other agreement or consent to arbitrate entered into in accordance herewith will be specifically enforceable under the prevailing arbitration law of any court having jurisdiction.

Notice of demand for arbitration must be filed in writing with the other parties to this Agreement and with the American Arbitration Association. The demand must be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event may the demand for arbitration be made after institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

The award rendered by the arbitrators will be final, not subject to appeal and judgment may be entered upon it in any court having jurisdiction thereof.

                               ARTICLE FOURTEEN
                               ----------------

14.01  ENTIRE AGREEMENT.  This instrument may be altered or amended only by
       ----------------
written agreement signed by the parties hereto.

14.02  JURISDICTION.  The parties, terms and conditions of this Agreement are
       ------------
subject to and shall be governed by the laws of the Commonwealth of Massachusetts.

14.03  GENDER.  Any reference in this Agreement to the masculine shall be deemed
       ------
to include the feminine where the context so requires.

14.04  OPERATION OF LAW ON CORPORATION'S OBLIGATIONS.  In the event that any
       ---------------------------------------------
governmental entity promulgates any statute, rule, regulation, policy or order which restricts or prohibits the Corporation from making payments to the Executive under this Agreement, then the Corporation's obligations to make payments to the Executive (or his beneficiary) hereunder shall terminate or be restricted or suspended (consistent with such law or binding regulation, policy or order) for so long as such restriction or prohibition applies to the Corporation. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of any applicable law or binding regulation, policy or order.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its duly authorized officer and its Corporate Seal affixed at Sandwich, Massachusetts the day and year first above written.
- --------

                                         SANDWICH COOPERATIVE BANK


/s/ Pamela J. Buttrick                   By /s/ Gary A. Nickerson
- -----------------------------------         ---------------------------------
Witness                                  Chairman of the Personnel Committee



/s/ Pamela J. Buttrick                   By /s/ Frederic D. Legate
- -----------------------------------         ---------------------------------
Witness                                     Frederic D. Legate, Chief Executive
                                            Officer

                        THE SANDWICH CO-OPERATIVE BANK
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


                             ____________________

                                1997 Amendment
                             ____________________


     WHEREAS, The Sandwich Co-operative Bank (the "Bank") has entered into a Supplemental Executive Retirement Agreement with Dana S. Briggs (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank deems it to be in the best interest of the Bank to amend the Agreement to change the number of years of service required for maximum benefits under the Agreement from 25 years to 20 years.

     NOW, THEREFORE, pursuant to Section 14.01 of the Agreement, the Agreement is hereby amended as follows, effective March 24, 1997 (date of Board Vote).

     1. Section 2.01(b) of the Agreement shall be amended by replacing the words "twenty-five (25) years (or 300 months)" with "twenty (20) years (or 240 months)" and the words "three hundred (300) months" with "two hundred forty
(240) months" wherever they appear.

     2.     Section 2.03 shall be amended by replacing the words "three hundred
(300) months" with the words "two hundred forty (240) months" wherever they appear.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 25th day of August, 1997, the Bank hereby executes this 1997 Amendment to the Agreement.


                                          THE SANDWICH CO-OPERATIVE BANK

/s/ Leon Davidson                         By /s/ Gary A. Nickerson
- ----------------------------------           ------------------------------
Witness                                      Gary A.  Nickerson
                                             Chairman of the Personnel Committee


__________________________________        Attest: /s/ Bradford N. Eames   (Seal)
                                                  -----------------------------
                                                  Clerk

                           SANDWICH COOPERATIVE BANK



                       SUPPLEMENTAL EXECUTIVE RETIREMENT
                                   AGREEMENT



                                April 24, 1995

                                   95041095

                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


     THIS AGREEMENT, made and entered into this 5th day of May, 1995 by and between Sandwich Cooperative Bank, its subsidiaries and affiliates, (hereinafter called the "Corporation") and Dana S. Briggs (hereinafter called the "Executive").

                                  WITNESSETH:

     WHEREAS, the Executive has been in the employ of the Corporation and/or its subsidiaries and is now serving the Corporation as its Senior Vice President; and,

     WHEREAS, because of the Executive's experience, knowledge of affairs of the Corporation, and reputation and contacts in the industry, the Corporation deems the Executive's continued employment with the Corporation important for its future growth; and,

     WHEREAS, it is the desire of the Corporation and in its best interest that the Executive's service be retained;

     WHEREAS, in order to induce the Executive to continue in the employ of the Corporation and in recognition of his past service, the Board of Directors voted on January 16, 1990 to authorize the Corporation to enter into an agreement dated April 26, 1990 to provide him or his beneficiaries certain benefits; and,

     WHEREAS, in order to amend the agreement dated April 26, 1990 and modify specific provisions contained therein, the Board of Directors voted on January 23, 1995 to authorize the Corporation to restate the April 26, 1990 agreement and enter into this Agreement with the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, it is agreed as follows:

                                  ARTICLE ONE
                                  -----------

1.01   EMPLOYMENT.  The Corporation may employ the Executive in such capacity
       ----------
as the Corporation may from time to time determine. Notwithstanding anything contained herein, this Agreement is not an agreement of employment and nothing herein shall restrict the Corporation concerning the terms and conditions of the Executive's employment.

The benefits provided by this Agreement are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE TWO
                                  -----------

2.01   NORMAL RETIREMENT BENEFITS.
       --------------------------

(a) If the Executive shall continue in the employment of the Corporation until the first of the month coincident with or next following his sixtieth birthday (hereinafter referred to as the "Normal Retirement Date"), he shall be entitled to a Normal Retirement Benefit, determined as of the effective date of his actual retirement and continuing for twenty (20) years, payable monthly, in the annual amount of sixty percent (60%) of his Benefit Computation Base (hereinafter defined), reduced by the sum of (1), (2) and (3) below.

       1. Fifty percent (50%) of the Executive's (actual or projected) annual primary social security retirement benefit projected as of the Executive's social security normal retirement age based on his Benefit Computation Base in effect on the date of termination of the Executive's employment with the Corporation;

       2. The annual amount of benefits payable to the Executive (or his beneficiaries) at the Normal Retirement Date calculated on a single life annuity basis from any qualified defined benefit pension plan maintained and funded by the

               Corporation, as such plan or plans may be amended or modified from time to time;

       3. The annual amount of benefits payable at the Normal Retirement Date on a single life annuity basis attributable to the portion of the account balances of the Executive arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction and elective contributions) at the date of determination, from the Corporation's Employee Stock Ownership Plan ("ESOP"), 401(k) and other defined contribution retirement plans maintained by the Corporation as of the date of this agreement, or their successors, as such plan or plans may be modified from time to time.

(b) If the Executive has (or will have) completed fewer than twenty-five (25) years (or 300 months) of service with the Corporation as of his Normal Retirement Date, then the Normal Retirement Benefit shall be the amount determined by multiplying the amount which would otherwise be the Normal Retirement Benefit under paragraph (a) above, by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

2.02   BENEFIT COMPUTATION BASE.  The Executive's Benefit Computation Base
       ------------------------
shall be the average of the Executive's annual base salary (including any salary reduction amounts pursuant to Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended) paid during the thirty-six (36) consecutive calendar months during the Executive's period of employment by the Corporation in which such compensation is the highest.

2.03   ACCRUED BENEFIT.  As used herein for the purposes of Section 3.01, 4.01,
       ---------------
5.01, or 5.02, the term "Accrued Benefit" shall mean:

1. The benefit amount the Executive would be entitled to under Section 2.01, commencing at the Executive's Normal Retirement Date except that in the event of (a) death, (b) disability, (c) termination of employment, (d) early retirement, or (e) merger, consolidation or sale (in the event of (d), as modified by Section 10.1 hereof as the case may be, the benefit to which the Executive will be entitled shall be determined by multiplying the Normal Retirement Benefit amount by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

2. If the Executive terminates employment prior to his Normal Retirement Date, in calculating his Accrued Benefit, (i) the offset for primary social security retirement benefit shall be calculated on the basis of the amount projected to be payable at the Executive's social security normal retirement age assuming continued earnings by the Executive at the rate in effect at termination of employment until the Executive's social security normal retirement age; (ii) the offset for any qualified defined benefit plan shall be calculated on the basis of the Executive's accrued benefit in said plan upon termination of employment projected to be payable at the Executive's Normal Retirement Date, and (iii) the offset for any benefits arising from employer contributions attributable to the account balances of the Executive arising from the Corporation's ESOP, 401(k) plan or any other defined contribution retirement plan shall also be calculated on the basis of the Executive's accrued benefit in such plan(s) upon termination of employment projected to be payable at the Executive's Normal Retirement Date.

2.04  OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
      -------------------------
payments provided in Section 2.01 above, or whenever an Accrued Benefit is payable under Section 4.01, 5.01 (5.02 or 10.01) of this Agreement, the Executive may elect in the calendar year prior to the calendar year in which payments are to begin, any optional form of payment which shall be the actuarial equivalent (factors defined in the Corporation's qualified defined benefit pension plan) of the said twenty (20) year certain payments. The optional form of payment may be a lump sum payment and any optional form of annuity payment which is provided to the Executive under the terms of the Corporation's qualified defined benefit pension plan.

2.05  VESTING.  Anything to the contrary in this Agreement notwithstanding, the
      -------
Executive shall be entitled to one hundred percent (100%) of any benefit payable under this Agreement under any one or more of Sections 2.01, 3.01, 4.01, 5.01, 5.02, or 10.01 at the date on which his entitlement to such benefit shall be determined commencing with his original date of hire with the Corporation.

                                 ARTICLE THREE
                                 -------------

3.01 DEATH OF EXECUTIVE.
     ------------------
(a) If the Executive dies while employed by the Corporation but prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation will pay to the Executive's named beneficiaries, for a period of twenty (20) years certain commencing on the first day of the month next following the delivery to the Corporation of a death certificate, a total annual amount equal to the Accrued Benefit earned by the Executive as of the date of death.

(b) If the Executive dies following the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, such payment of benefits shall continue to the named beneficiaries of the Executive until all such benefits have been paid.

(c) If the Executive dies following the termination of his employment with the Corporation and prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation shall pay to the Executive's named beneficiaries an annual benefit which shall be the Executive's Accrued Benefit as of the date of his termination of his employment. Such benefits shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date, or any date prior to the Normal Retirement Date approved by the Corporation, and continuing for twenty (20) years.

3.02 BENEFICIARIES.  The Executive may designate, in writing to the Corporation,
     -------------
one or more beneficiaries. If no beneficiary is so named or if no named beneficiary is living at the time a payment is due, benefit payments shall be made, when due, to the Executive's estate.

                                 ARTICLE FOUR
                                 ------------

4.01 DISABILITY PRIOR TO RETIREMENT.  In the event the Executive shall become
     ------------------------------
disabled, mentally or physically, which disability prevents him from performing the material aspects of his duties, the Corporation will pay no disability benefits hereunder. Disability benefits (if any) will be paid to the Executive through such insurance programs as may be sponsored by the Corporation. Upon the later of termination of such other disability benefits (if any), or the Executive's attainment of the Normal Retirement Date, the Executive shall commence receiving payment of his Accrued Benefit determined as of the date of the disability, but with additional service credited as if the Executive were working until the earlier of his Normal Retirement Date or Termination of Service Date or Discharge Date as determined by the Corporation. The Accrued Benefit shall be paid monthly, for twenty (20) years certain commencing on the first day of the month following the later of the termination of such benefits or the Normal Retirement Date, or in the manner provided in Section 2.04.

4.02 RE-EMPLOYMENT FOLLOWING DISABILITY.  In the event the Executive returns to
     ----------------------------------
work with the Corporation after terminating employment because of disability, this Agreement shall continue in full force and effect as though such disability had not occurred (including crediting the Executive with all service with Corporation as if he were working).

                                 ARTICLE FIVE
                                 ------------

5.01 EARLY RETIREMENT, TERMINATION OF SERVICE OR DISCHARGE.  Except to the
     -----------------------------------------------------
extent otherwise provided in Sections 5.03 and 5.04, in the event that the Executive's employment with the Corporation is terminated, voluntarily or involuntarily, before the Executive attains the Normal Retirement Date, for reasons other than death or disability, the Executive shall be entitled to an annual benefit, which shall be his Accrued Benefit as of the date of his termination of employment. Such benefit shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date and continuing for twenty (20) years. The Executive may elect to receive such benefit provided in this Section 5.01 prior to the Normal Retirement Date at any date between age 55 and the Normal Retirement Date. Such early commencement will result in an early commencement reduction provided under the terms of the Corporation's Qualified defined benefit pension plan for each month payment commences prior to the Normal Retirement Date.

5.02 OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
     -------------------------
payments provided in Section 5.01, the benefits payable under such Sections may be payable in the manner provided in Section 2.04.

5.03 EMPLOYMENT BY COMPETITION.  Anything to the contrary in this Agreement
     -------------------------
notwithstanding, in the event that either (a) prior to the Normal Retirement Date, the Executive's employment with the Corporation, shall have terminated for whatever reason or (b) after he shall have begun to receive benefits under this Agreement, the Executive will not forfeit any payments which might otherwise be due and payable hereunder should the Executive become employed by a company in competition with the Corporation

5.04 FORFEITURE.  Anything to the contrary in this Agreement notwithstanding,
     ----------
benefits under this Agreement shall be immediately forfeited and all rights of the Executive and his beneficiaries hereunder shall become null and void, if the Executive's employment with the Corporation is terminated for cause. For this purpose, a termination for "Cause" shall mean conviction by a court of law for fraud, misappropriation or embezzlement.

5.05 AVAILABILITY TO CONSULT.   From and after prior commencement of receipt
     -----------------------
of benefits pursuant to this Agreement; the Executive will keep himself available to consult with, and respond to inquiries from, the Corporation relating to its business affairs, at reasonable time(s) and to reasonable extent.

                                  ARTICLE SIX
                                  -----------

6.01 INTEREST.  Any payment that is required to be made hereunder that is
     --------
delayed beyond the date specified in this agreement shall bear interest at a variable rate which shall be the rate of interest on one year U.S. Treasury Bills determined at the first auction of each calendar year or part thereof during the period of which interest is to be applied to any obligation hereunder.

                                 ARTICLE SEVEN
                                 -------------

7.01 ALIENABILITY.  Neither the Executive, nor any beneficiary under this
     ------------
Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, or otherwise.

                                 ARTICLE EIGHT
                                 -------------

8.01 PARTICIPATION IN OTHER PLANS.  Nothing contained in this Agreement shall
     ----------------------------
be construed to alter, abridge, or in any manner affect the rights and privileges of the Executive to participate in and be covered by any pension, profit sharing, group insurance, bonus or any other employee plan or plans which the Corporation may have or hereafter have.

                                 ARTICLE NINE
                                 ------------

9.01 FUNDING.
     -------

(a) The Corporation reserves the right at its sole and exclusive discretion to insure or otherwise provide for the obligations of the Corporation undertaken by this Agreement or to refrain from same, and to determine the extent, nature and method thereof, including the establishment of one or more trusts. Should the Corporation elect to insure this Agreement, in whole or in part, through the medium of insurance or annuities, or both, the Corporation shall be the owner and beneficiary of the policy or annuity. At no time shall the Executive be deemed to have any right, title or interest in or to any specified asset or assets of the Corporation, or any trust or escrow arrangement, including, but not by way of restriction, any insurance or annuity contracts or the proceeds therefrom.

(b) Any such policy, contract or asset shall not in any way be considered to be security for the performance of the obligations of this Agreement.

(c) If the Corporation purchases a life insurance or annuity policy on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests (at the Corporation's expense) which may be necessary, and generally cooperate with the Corporation in securing such policy.

(d) To the extent the Executive acquires a right to receive benefits under this Agreement, such right shall be equivalent to the right of an unsecured general creditor of the Corporation.

                                  ARTICLE TEN
                                  -----------

10.01  REORGANIZATION.  The Corporation shall not merge or consolidate into
       --------------
or with another corporation if such merger or consolidation shall result in the other corporation being the survivor corporation, nor shall it sell substantially all of its assets to another corporation, firm or person, unless and until:

(a) The Executive and such other corporation, firm or person agree that the Executive shall continue in the employ of the succeeding, continuing or acquiring corporation, firm or person and such other corporation, firm or person agrees in writing without further qualification to assume and discharge the obligations of the Corporation under this Agreement, or,

(b) If the Executive and such corporation, firm or person do not agree that the Executive shall continue in the employ of such corporation, firm or person, or such corporation, firm or person does not so agree to assume and discharge such obligations, the Corporation shall pay to the Executive, in one lump sum, his Accrued Benefit as of the date of such merger, consolidation or sale. AR calculations of the Accrued Benefit for purposes of this Section 10.1(b), shall further be discounted to present value in accordance with the actuarial tables used in the Corporation's defined benefit pension plan.

Upon the occurrence of any such event and the written unqualified assumption of the obligations of the Corporation by such successor corporation, firm or person, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation, firm or person,

                                ARTICLE ELEVEN
                                --------------

11.01  BENEFITS AND BURDENS.  This Agreement shall be binding upon and inure
       --------------------
to the benefit of the Executive and his personal representatives, the Corporation, and any successor organization which shall succeed to substantially all of the Corporation's assets and business without regard to the form of such succession.

11.02  CORPORATION.  As used in this Agreement, Corporation shall mean the
       -----------
Sandwich Cooperative Bank, a Massachusetts Corporation, and any affiliated entity, successor organization, parent, subsidiary or holding company.

                                ARTICLE TWELVE
                                --------------

12.01  COMMUNICATIONS.  Any notice or communication required of either
       --------------
party with respect to this Agreement shall be made in writing and may either be delivered personally or sent by First Class mail, as the case may be:

               To the Corporation:

                         c/o Chairman of the Board
                         Sandwich Cooperative Bank
                         100 Old King's Highway
                         P.O. Box 959
                         Sandwich, MA 02563

               To the Executive:

                         Dana S. Briggs
                         One Jonathan Lane
                         Sandwich, MA  02563

Each party shall have the right by written notice to change the place to which any notice may be addressed.

                               ARTICLE THIRTEEN
                               ----------------

13.01  CLAIMS PROCEDURE.  In the event that benefits under this Agreement are
       ----------------
not paid to the Executive (or his beneficiary in the case of the Executive's death), and such person feels entitled to receive them, a claim shall be made in writing to the Corporation within sixty (60) days after written notice from the Corporation to the Executive or his beneficiary or personal representative that payments are not being made or are not to be made under this Agreement. Such claim shall be reviewed by the Corporation. If the claim is approved or denied, in full or in part, the Corporation shall provide a written notice of approval or denial within sixty (60) days from the date of receipt of the claim setting forth the specific reason for denial, specific reference to the provision of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired. If a claim is denied (a claim shall be deemed denied if the Corporation does not take action within the aforesaid sixty (60) day period) and a review is desired, the Executive (or beneficiary in the case of the Executive's death), shall notify the Corporation in writing within twenty (20) days. In requesting a review, the Executive or his beneficiary may review this Agreement or any document relating to it and submit any written issues and comments he or she may feel appropriate. In its sole discretion the Corporation shall then review the claim and provide a written decision within sixty (60) days. This decision likewise shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement on which the decision is based.

Any decision of the Corporation shall not be binding on the Executive, his personal representative, or any beneficiary without consent, nor shall it preclude further action by the Executive, his personal representatives or beneficiary.

13.02  ARBITRATION.  All claims, disputes and other matters in question
       -----------
between the parties hereto arising out of or relating to this Agreement or the breach thereof may be decided by arbitration with the express mutual consent of the Executive and the Corporation in accordance with the Rules of the American Arbitration Association then obtaining, subject to the notations and restrictions stated below. This Agreement to arbitrate and any other agreement or consent to arbitrate entered into in accordance herewith will be specifically enforceable under the prevailing arbitration law of any court having jurisdiction.

Notice of demand for arbitration must be filed in writing with the other parties to this Agreement and with the American Arbitration Association. The demand must be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event may the demand for arbitration be made after institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

The award rendered by the arbitrators will be final, not subject to appeal and judgment may be entered upon it in any court having jurisdiction thereof.

                               ARTICLE FOURTEEN
                               ----------------

14.01  ENTIRE AGREEMENT.  This instrument may be altered or amended only by
       ----------------
written agreement signed by the parties hereto.

14.02  JURISDICTION.  The parties, terms and conditions of this Agreement are
       ------------
subject to and shall be governed by the laws of the Commonwealth of Massachusetts.

14.03  GENDER.  Any reference in this Agreement to the masculine shall be deemed
       ------
to include the feminine where the context so requires.

14.04  OPERATION OF LAW ON CORPORATION'S OBLIGATIONS.  In the event that any
       ---------------------------------------------
governmental entity promulgates any statute, rule, regulation, policy or order which restricts or prohibits the Corporation from making payments to the Executive under this Agreement, then the Corporation's obligations to make payments to the Executive (or his beneficiary) hereunder shall terminate or be restricted or suspended (consistent with such law or binding regulation, policy or order) for so long as such restriction or prohibition applies to the Corporation. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of any applicable law or binding regulation, policy or order.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its duly authorized officer and its Corporate Seal affixed at Sandwich, Massachusetts the day and year first above written.
- --------

                                           SANDWICH COOPERATIVE BANK


/s/ Pamela J. Buttrick                     By /s/ Gary A. Nickerson
- ----------------------                        -------------------------------
Witness                                       Chairman of the Personnel
                                              Committee



/s/ Pamela J. Buttrick                     By /s/ Dana S. Briggs
- ----------------------                        -------------------------------
Witness                                       Dana S. Briggs, Senior Vice
                                              President

                        THE SANDWICH CO-OPERATIVE BANK
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                             ____________________

                                1997 Amendment
                             ____________________

     WHEREAS, The Sandwich Co-operative Bank (the "Bank") has entered into a Supplemental Executive Retirement Agreement with Dana S. Briggs (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank deems it to be in the best interest of the Bank to amend the Agreement to change the number of years of service required for maximum benefits under the Agreement from 25 years to 20 years.

     NOW, THEREFORE, pursuant to Section 14.01 of the Agreement, the Agreement is hereby amended as follows, effective March 24, 1997 (date of Board Vote).

     1. Section 2.01(b) of the Agreement shall be amended by replacing the words "twenty-five (25) years (or 300 months)" with "twenty (20) years (or 240 months)" and the words "three hundred (300) months" with "two hundred forty
(240) months" wherever they appear.

     2.   Section 2.03 shall be amended by replacing the words "three hundred
(300) months" with the words "two hundred forty (240) months" wherever they appear.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 25th day of August, 1997, the Bank hereby executes this 1997 Amendment to the Agreement.


                                         THE SANDWICH CO-OPERATIVE BANK

/s/ Leon Davidson                        By /s/ Gary A. Nickerson
- -----------------                           ----------------------------
Witness                                     Gary A.  Nickerson
                                            Chairman of the Personnel Committee


__________________________               Attest: /s/ Bradford N. Eames   (Seal)
                                                ------------------------
                                                 Clerk

                           SANDWICH COOPERATIVE BANK


                       SUPPLEMENTAL EXECUTIVE RETIREMENT
                                   AGREEMENT



                                April 24, 1995

                                   96041095

                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

          THIS AGREEMENT, made and entered into this 5th day of May, 1995 by and between Sandwich Cooperative Bank, its subsidiaries and affiliates, (hereinafter called the "Corporation") and Dana S. Briggs (hereinafter called the "Executive").

                                  WITNESSETH:

          WHEREAS, the Executive has been in the employ of the Corporation and/or its subsidiaries and is now serving the Corporation as its Senior Vice President; and,

          WHEREAS, because of the Executive's experience, knowledge of affairs of the Corporation, and reputation and contacts in the industry, the Corporation deems the Executive's continued employment with the Corporation important for its future growth; and,

          WHEREAS, it is the desire of the Corporation and in its best interest that the Executive's service be retained;

          WHEREAS, in order to induce the Executive to continue in the employ of the Corporation and in recognition of his past service, the Board of Directors voted on January 16, 1990 to authorize the Corporation to enter into an agreement dated April 26, 1990 to provide him or his beneficiaries certain benefits; and,

          WHEREAS, in order to amend the agreement dated April 26, 1990 and modify specific provisions contained therein, the Board of Directors voted on January 23, 1995 to authorize the Corporation to restate the April 26, 1990 agreement and enter into this Agreement with the terms and conditions hereinafter set forth:

          NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, it is agreed as follows:

                                  ARTICLE ONE
                                  -----------

     1.01  EMPLOYMENT.  The Corporation may employ the Executive in such
           ----------
     capacity as the Corporation may from time to time determine.
     Notwithstanding anything contained herein, this Agreement is not an agreement of employment and nothing herein shall restrict the Corporation concerning the terms and conditions of the Executive's employment.

     The benefits provided by this Agreement are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE TWO
                                  -----------

     2.01  NORMAL RETIREMENT BENEFITS.
           --------------------------
     (a) If the Executive shall continue in the employment of the Corporation until the first of the month coincident with or next following his sixtieth birthday (hereinafter referred to as the "Normal Retirement Date"), he shall be entitled to a Normal Retirement Benefit, determined as of the effective date of his actual retirement and continuing for twenty (20) years, payable monthly, in the annual amount of sixty percent (60%) of his Benefit Computation Base (hereinafter defined), reduced by the sum of (1), (2) and (3) below.

          1. Fifty percent (50%) of the Executive's (actual or projected) annual primary social security retirement benefit projected as of the Executive's social security normal retirement age based on his Benefit Computation Base in effect on the date of termination of the Executive's employment with the Corporation;

          2. The annual amount of benefits payable to the Executive (or his beneficiaries) at the Normal Retirement Date calculated on a single life annuity basis from any qualified defined benefit pension plan maintained and funded by the

               Corporation, as such plan or plans may be amended or modified from time to time;

          3. The annual amount of benefits payable at the Normal Retirement Date on a single life annuity basis attributable to the portion of the account balances of the Executive arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction and elective contributions) at the date of determination, from the Corporation's Employee Stock Ownership Plan ("ESOP"), 401(k) and other defined contribution retirement plans maintained by the Corporation as of the date of this agreement, or their successors, as such plan or plans may be modified from time to time.

     (b)   If the Executive has (or will have) completed fewer than twenty-five
           (25) years (or 300 months) of service with the Corporation as of his Normal Retirement Date, then the Normal Retirement Benefit shall be the amount determined by multiplying the amount which would otherwise be the Normal Retirement Benefit under paragraph (a) above, by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

     2.02  BENEFIT COMPUTATION BASE.  The Executive's Benefit Computation Base
           ------------------------
     shall be the average of the Executive's annual base salary (including any salary reduction amounts pursuant to Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended) paid during the thirty-six (36) consecutive calendar months during the Executive's period of employment by the Corporation in which such compensation is the highest.

     2.03  ACCRUED BENEFIT.  As used herein for the purposes of Section 3.01,
           ---------------
     4.01, 5.01, or 5.02, the term "Accrued Benefit" shall mean:

          1.   The benefit amount the Executive would be entitled to under
               Section 2.01, commencing at the Executive's Normal Retirement Date except that in the event of (a) death, (b) disability, (c) termination of employment, (d) early retirement, or (e) merger, consolidation or sale (in the event of (d), as modified by Section 10.1 hereof as the case may be, the benefit to which the Executive will be entitled shall be determined by multiplying the Normal Retirement Benefit amount by a fraction, not to exceed one
               (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

          2. If the Executive terminates employment prior to his Normal Retirement Date, in calculating his Accrued Benefit, (i) the offset for primary social security retirement benefit shall be calculated on the basis of the amount projected to be payable at the Executive's social security normal retirement age assuming continued earnings by the Executive at the rate in effect at termination of employment until the Executive's social security normal retirement age; (ii) the offset for any qualified defined benefit plan shall be calculated on the basis of the Executive's accrued benefit in said plan upon termination of employment projected to be payable at the Executive's Normal Retirement Date, and (iii) the offset for any benefits arising from employer contributions attributable to the account balances of the Executive arising from the Corporation's ESOP, 401(k) plan or any other defined contribution retirement plan shall also be calculated on the basis of the Executive's accrued benefit in such plan(s) upon termination of employment projected to be payable at the Executive's Normal Retirement Date.

     2.04  OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
           -------------------------
     payments provided in Section 2.01 above, or whenever an Accrued Benefit is payable under Section 4.01, 5.01 (5.02 or 10.01) of this Agreement, the Executive may elect in the calendar year prior to the calendar year in which payments are to begin, any optional form of payment which shall be the actuarial equivalent (factors defined in the Corporation's qualified defined benefit pension plan) of the said twenty (20) year certain payments. The optional form of payment may be a lump sum payment and any optional form of annuity payment which is provided to the Executive under the terms of the Corporation's qualified defined benefit pension plan.

     2.05  VESTING.  Anything to the contrary in this Agreement notwithstanding,
           -------
     the Executive shall be entitled to one hundred percent (100%) of any benefit payable under this Agreement under any one or more of Sections 2.01, 3.01, 4.01, 5.01, 5.02, or 10.01 at the date on which his entitlement to such benefit shall be determined commencing with his original date of hire with the Corporation.

                                 ARTICLE THREE
                                 -------------

     3.01  DEATH OF EXECUTIVE.
          ------------------
     (a) If the Executive dies while employed by the Corporation but prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation will pay to the Executive's named beneficiaries, for a period of twenty (20) years certain commencing on the first day of the month next following the delivery to the Corporation of a death certificate, a total annual amount equal to the Accrued Benefit earned by the Executive as of the date of death.

     (b) If the Executive dies following the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, such payment of benefits shall continue to the named beneficiaries of the Executive until all such benefits have been paid.

     (c) If the Executive dies following the termination of his employment with the Corporation and prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the
           Corporation shall pay to the Executive's named beneficiaries an annual benefit which shall be the Executive's Accrued Benefit as of the date of his termination of his employment. Such benefits shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date, or any date prior to the Normal Retirement Date approved by the Corporation, and continuing for twenty (20) years.

     3.02  BENEFICIARIES.  The Executive may designate, in writing to the
           -------------
     Corporation, one or more beneficiaries. If no beneficiary is so named or if no named beneficiary is living at the time a payment is due, benefit payments shall be made, when due, to the Executive's estate.

                                 ARTICLE FOUR
                                 ------------

     4.01  DISABILITY PRIOR TO RETIREMENT.  In the event the Executive shall
           ------------------------------
     become disabled, mentally or physically, which disability prevents him from performing the material aspects of his duties, the Corporation will pay no disability benefits hereunder. Disability benefits (if any) will be paid to the Executive through such insurance programs as may be sponsored by the Corporation. Upon the later of termination of such other disability benefits (if any), or the Executive's attainment of the Normal Retirement Date, the Executive shall commence receiving payment of his Accrued Benefit determined as of the date of the disability, but with additional service credited as if the Executive were working until the earlier of his Normal Retirement Date or Termination of Service Date or Discharge Date as determined by the Corporation. The Accrued Benefit shall be paid monthly, for twenty (20) years certain commencing on the first day of the month following the later of the termination of such benefits or the Normal Retirement Date, or in the manner provided in Section 2.04.

     4.02  RE-EMPLOYMENT FOLLOWING DISABILITY.  In the event the Executive
           ----------------------------------
     returns to work with the Corporation after terminating employment because of disability, this Agreement shall continue in full force and effect as though such disability had not occurred (including crediting the Executive with all service with Corporation as if he were working).

                                 ARTICLE FIVE
                                 ------------

     5.01  EARLY RETIREMENT, TERMINATION OF SERVICE OR DISCHARGE.  Except to the
           -----------------------------------------------------
     extent otherwise provided in Sections 5.03 and 5.04, in the event that the Executive's employment with the Corporation is terminated, voluntarily or involuntarily, before the Executive attains the Normal Retirement Date, for reasons other than death or disability, the Executive shall be entitled to an annual benefit, which shall be his Accrued Benefit as of the date of his termination of employment. Such benefit shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date and continuing for twenty (20) years. The Executive may elect to receive such benefit provided in this Section 5.01 prior to the Normal Retirement Date at any date between age 55 and the Normal Retirement Date. Such early commencement will result in an early commencement reduction provided under the terms of the Corporation's Qualified defined benefit pension plan for each month payment commences prior to the Normal Retirement Date.

     5.02  OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
           -------------------------
     payments provided in Section 5.01, the benefits payable under such Sections may be payable in the manner provided in Section 2.04.

     5.03  EMPLOYMENT BY COMPETITION. Anything to the contrary in this Agreement
           -------------------------
     notwithstanding, in the event that either (a) prior to the Normal Retirement Date, the Executive's employment with the Corporation, shall have terminated for whatever reason or (b) after he shall have begun to receive benefits under this Agreement, the Executive will not forfeit any payments which might otherwise be due and payable hereunder should the Executive become employed by a company in competition with the Corporation

     5.04  FORFEITURE.  Anything to the contrary in this Agreement
           ----------
     notwithstanding, benefits under this Agreement shall be immediately forfeited and all rights of the Executive and his beneficiaries hereunder shall become null and void, if the Executive's employment with the Corporation is terminated for cause. For this purpose, a termination for "Cause" shall mean conviction by a court of law for fraud, misappropriation or embezzlement.

     5.05  AVAILABILITY TO CONSULT.   From and after prior commencement of
           -----------------------
     receipt of benefits pursuant to this Agreement; the Executive will keep himself available to consult with, and respond to inquiries from, the Corporation relating to its business affairs, at reasonable time(s) and to reasonable extent.

                                  ARTICLE SIX
                                  -----------

     6.01  INTEREST.  Any payment that is required to be made hereunder that is
           --------
     delayed beyond the date specified in this agreement shall bear interest at a variable rate which shall be the rate of interest on one year U.S. Treasury Bills determined at the first auction of each calendar year or part thereof during the period of which interest is to be applied to any obligation hereunder.

                                 ARTICLE SEVEN
                                 -------------

     7.01  ALIENABILITY.  Neither the Executive, nor any beneficiary under this
           ------------
     Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, or otherwise.

                                 ARTICLE EIGHT
                                 -------------

     8.01  PARTICIPATION IN OTHER PLANS.  Nothing contained in this Agreement
           ----------------------------
     shall be construed to alter, abridge, or in any manner affect the rights and privileges of the Executive to participate in and be covered by any pension, profit sharing, group insurance, bonus or any other employee plan or plans which the Corporation may have or hereafter have.

                                 ARTICLE NINE
                                 ------------

     9.01  FUNDING.
           -------
     (a) The Corporation reserves the right at its sole and exclusive discretion to insure or otherwise provide for the obligations of the Corporation undertaken by this Agreement or to refrain from same, and to determine the extent, nature and method thereof, including the establishment of one or more trusts. Should the Corporation elect to insure this Agreement, in whole or in part, through the medium of insurance or annuities, or both, the Corporation shall be the owner and beneficiary of the policy or annuity. At no time shall the Executive be deemed to have any right, title or interest in or to any specified asset or assets of the Corporation, or any trust or escrow arrangement, including, but not by way of restriction, any insurance or annuity contracts or the proceeds therefrom.

     (b) Any such policy, contract or asset shall not in any way be considered to be security for the performance of the obligations of this Agreement.

     (c) If the Corporation purchases a life insurance or annuity policy on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests (at the Corporation's expense) which may be necessary, and generally cooperate with the Corporation in securing such policy.

     (d) To the extent the Executive acquires a right to receive benefits under this Agreement, such right shall be equivalent to the right of an unsecured general creditor of the Corporation.

                                  ARTICLE TEN
                                  -----------

     10.01 REORGANIZATION.  The Corporation shall not merge or consolidate into
           --------------
     or with another corporation if such merger or consolidation shall result in the other corporation being the survivor corporation, nor shall it sell substantially all of its assets to another corporation, firm or person, unless and until:

     (a) The Executive and such other corporation, firm or person agree that the Executive shall continue in the employ of the succeeding, continuing or acquiring corporation, firm or person and such other corporation, firm or person agrees in writing without further qualification to assume and discharge the obligations of the Corporation under this Agreement, or,

     (b) If the Executive and such corporation, firm or person do not agree that the Executive shall continue in the employ of such corporation, firm or person, or such corporation, firm or person does not so agree to assume and discharge such obligations, the Corporation shall pay to the Executive, in one lump sum, his Accrued Benefit as of the date of such merger, consolidation or sale. AR calculations of the Accrued Benefit for purposes of this Section 10.1(b), shall further be discounted to present value in accordance with the actuarial tables used in the Corporation's defined benefit pension plan.

     Upon the occurrence of any such event and the written unqualified assumption of the obligations of the Corporation by such successor corporation, firm or person, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation, firm or person,

                                ARTICLE ELEVEN
                                --------------

     11.01  BENEFITS AND BURDENS.  This Agreement shall be binding upon and
            --------------------
     inure to the benefit of the Executive and his personal representatives, the Corporation, and any successor organization which shall succeed to substantially all of the Corporation's assets and business without regard to the form of such succession.

     11.02  CORPORATION.  As used in this Agreement, Corporation shall mean the
            -----------
     Sandwich Cooperative Bank, a Massachusetts Corporation, and any affiliated entity, successor organization, parent, subsidiary or holding company.

                                ARTICLE TWELVE
                                --------------

     12.01  COMMUNICATIONS.  Any notice or communication required of either
            --------------
     party with respect to this Agreement shall be made in writing and may either be delivered personally or sent by First Class mail, as the case may be:

               To the Corporation:

                         c/o Chairman of the Board
                         Sandwich Cooperative Bank
                         100 Old King's Highway
                         P.O. Box 959
                         Sandwich, MA 02563

               To the Executive:

                         George L. Larson
                         One Firefly Lane
                         Sandwich, MA 02563

     Each party shall have the right by written notice to change the place to which any notice may be addressed.

                               ARTICLE THIRTEEN
                               ----------------

     13.01  CLAIMS PROCEDURE.  In the event that benefits under this Agreement
            ----------------
     are not paid to the Executive (or his beneficiary in the case of the Executive's death), and such person feels entitled to receive them, a claim shall be made in writing to the Corporation within sixty (60) days after written notice from the Corporation to the Executive or his beneficiary or personal representative that payments are not being made or are not to be made under this Agreement. Such claim shall be reviewed by the Corporation. If the claim is approved or denied, in full or in part, the Corporation shall provide a written notice of approval or denial within sixty (60) days from the date of receipt of the claim setting forth the specific reason for denial, specific reference to the provision of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired. If a claim is denied (a claim shall be deemed denied if the Corporation does not take action within the aforesaid sixty (60) day period) and a review is desired, the Executive (or beneficiary in the case of the Executive's death), shall notify the Corporation in writing within twenty (20) days. In requesting a review, the Executive or his beneficiary may review this Agreement or any document relating to it and submit any written issues and comments he or she may feel appropriate. In its sole discretion the Corporation shall then review the claim and provide a written decision within sixty (60) days. This decision likewise shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement on which the decision is based.

     Any decision of the Corporation shall not be binding on the Executive, his personal representative, or any beneficiary without consent, nor shall it preclude further action by the Executive, his personal representatives or beneficiary.

     13.02  ARBITRATION.  All claims, disputes and other matters in question
            -----------
     between the parties hereto arising out of or relating to this Agreement or the breach thereof may be decided by arbitration with the express mutual consent of the Executive and the Corporation in accordance with the Rules of the American Arbitration Association then obtaining, subject to the notations and restrictions stated below. This Agreement to arbitrate and any other agreement or consent to arbitrate entered into in accordance herewith will be specifically enforceable under the prevailing arbitration law of any court having jurisdiction.

     Notice of demand for arbitration must be filed in writing with the other parties to this Agreement and with the American Arbitration Association. The demand must be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event may the demand for arbitration be made after institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

     The award rendered by the arbitrators will be final, not subject to appeal and judgment may be entered upon it in any court having jurisdiction thereof.

                               ARTICLE FOURTEEN
                               ----------------

     14.01  ENTIRE AGREEMENT.  This instrument may be altered or amended only by
            ----------------
     written agreement signed by the parties hereto.

     14.02  JURISDICTION.  The parties, terms and conditions of this Agreement
            ------------
     are subject to and shall be governed by the laws of the Commonwealth of Massachusetts.

     14.03  GENDER.  Any reference in this Agreement to the masculine shall be
            ------
     deemed to include the feminine where the context so requires.

     14.04  OPERATION OF LAW ON CORPORATION'S OBLIGATIONS.  In the event that
            ---------------------------------------------
     any governmental entity promulgates any statute, rule, regulation, policy or order which restricts or prohibits the Corporation from making payments to the Executive under this Agreement, then the Corporation's obligations to make payments to the Executive (or his beneficiary) hereunder shall terminate or be restricted or suspended (consistent with such law or binding regulation, policy or order) for so long as such restriction or prohibition applies to the Corporation. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of any applicable law or binding regulation, policy or order.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its duly authorized officer and its Corporate Seal affixed at Sandwich, Massachusetts the day and year first above written.
- --------

                                           SANDWICH COOPERATIVE BANK


/s/ Pamela J. Buttrick                     By /s/ Gary A. Nickerson
- ----------------------                        -------------------------------
Witness                                       Chairman of the Personnel
                                                      Committee


/s/ Pamela J. Buttrick                     By /s/ George L. Larson
- ----------------------                        -------------------------------
Witness                                       George L. Larson, Senior Vice
                                                       President

                        THE SANDWICH CO-OPERATIVE BANK
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                             ____________________

                                1997 Amendment
                             ____________________

     WHEREAS, The Sandwich Co-operative Bank (the "Bank") has entered into a Supplemental Executive Retirement Agreement with George L. Larson (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank deems it to be in the best interest of the Bank to amend the Agreement to change the number of years of service required for maximum benefits under the Agreement from 25 years to 20 years.

     NOW, THEREFORE, pursuant to Section 14.01 of the Agreement, the Agreement is hereby amended as follows, effective March 24, 1997 (date of Board Vote).

     1. Section 2.01(b) of the Agreement shall be amended by replacing the words "twenty-five (25) years (or 300 months)" with "twenty (20) years (or 240 months)" and the words "three hundred (300) months" with "two hundred forty
(240) months" wherever they appear.

     2.   Section 2.03 shall be amended by replacing the words "three hundred
(300) months" with the words "two hundred forty (240) months" wherever they appear.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 25th day of August, 1997, the Bank hereby executes this 1997 Amendment to the Agreement.


                                             THE SANDWICH CO-OPERATIVE BANK

/s/ Leon Davidson                            By /s/ Gary A. Nickerson
- -----------------                               -----------------------
Witness                                         Gary A.  Nickerson
                                          Chairman of the Personnel Committee


______________________________           Attest:  /s/ Bradford N. Eames   (Seal)
                                                  ----------------------
                                                  Clerk

                           SANDWICH COOPERATIVE BANK


                       SUPPLEMENTAL EXECUTIVE RETIREMENT
                                   AGREEMENT


                                April 24, 1995

                                   96041095

                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

          THIS AGREEMENT, made and entered into this 5th day of May, 1995 by and between Sandwich Cooperative Bank, its subsidiaries and affiliates, (hereinafter called the "Corporation") and George L. Larson (hereinafter called the "Executive").

                                  WITNESSETH:

          WHEREAS, the Executive has been in the employ of the Corporation and/or its subsidiaries and is now serving the Corporation as its Senior Vice President; and,

          WHEREAS, because of the Executive's experience, knowledge of affairs of the Corporation, and reputation and contacts in the industry, the Corporation deems the Executive's continued employment with the Corporation
     important for its future growth; and,   WHEREAS, it is the desire of the
     Corporation and in its best interest that the Executive's service be retained;

          WHEREAS, in order to induce the Executive to continue in the employ of the Corporation and in recognition of his past service, the Board of Directors voted on January 16, 1990 to authorize the Corporation to enter into an agreement dated April 26, 1990 to provide him or his beneficiaries certain benefits; and,

          WHEREAS, in order to amend the agreement dated April 26, 1990 and modify specific provisions contained therein, the Board of Directors voted on January 23, 1995 to authorize the Corporation to restate the April 26, 1990 agreement and enter into this Agreement with the terms and conditions hereinafter set forth:

          NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, it is agreed as follows:

                                  ARTICLE ONE
                                  -----------

     1.01   EMPLOYMENT.  The Corporation may employ the Executive in such
            ----------
     capacity as the Corporation may from time to time determine.
     Notwithstanding anything contained herein, this Agreement is not an agreement of employment and nothing herein shall restrict the Corporation concerning the terms and conditions of the Executive's employment.

     The benefits provided by this Agreement are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE TWO
                                  -----------

     2.01   NORMAL RETIREMENT BENEFITS.
            --------------------------

     (a) If the Executive shall continue in the employment of the Corporation until the first of the month coincident with or next following his sixtieth birthday (hereinafter referred to as the "Normal Retirement Date"), he shall be entitled to a Normal Retirement Benefit, determined as of the effective date of his actual retirement and continuing for twenty (20) years, payable monthly, in the annual amount of sixty percent (60%) of his Benefit Computation Base (hereinafter defined), reduced by the sum of (1), (2) and (3) below.

            1. Fifty percent (50%) of the Executive's (actual or projected) annual primary social security retirement benefit projected as of the Executive's social security normal retirement age based on his Benefit Computation Base in effect on the date of termination of the Executive's employment with the Corporation;

            2. The annual amount of benefits payable to the Executive (or his beneficiaries) at the Normal Retirement Date calculated on a single life annuity basis from any qualified defined benefit pension plan maintained and funded by the

          Corporation, as such plan or plans may be amended or modified from time to time;

      3. The annual amount of benefits payable at the Normal Retirement Date on a single life annuity basis attributable to the portion of the account balances of the Executive arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction and elective contributions) at the date of determination, from the Corporation's Employee Stock Ownership Plan ("ESOP"), 401(k) and other defined contribution retirement plans maintained by the Corporation as of the date of this agreement, or their successors, as such plan or plans may be modified from time to time.

(b) If the Executive has (or will have) completed fewer than twenty-five (25) years (or 300 months) of service with the Corporation as of his Normal Retirement Date, then the Normal Retirement Benefit shall be the amount determined by multiplying the amount which would otherwise be the Normal Retirement Benefit under paragraph (a) above, by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

2.02  BENEFIT COMPUTATION BASE. The Executive's Benefit Computation Base shall
      ------------------------
be the average of the Executive's annual base salary (including any salary reduction amounts pursuant to Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended) paid during the thirty-six (36) consecutive calendar months during the Executive's period of employment by the Corporation in which such compensation is the highest.

2.03  ACCRUED BENEFIT. As used herein for the purposes of Section 3.01, 4.01,
      ---------------
5.01, or 5.02, the term "Accrued Benefit" shall mean:

     1. The benefit amount the Executive would be entitled to under Section 2. 0 1, commencing at the Executive's Normal Retirement Date except that in the event of (a) death, (b) disability, (c) termination of employment, (d) early retirement, or (e) merger, consolidation or sale (in the event of (d), as modified by Section 10. 1 hereof as the case may be, the benefit to which the Executive will be entitled shall be determined by multiplying the Normal Retirement Benefit amount by a fraction, not to exceed one (1), the numerator of which is the actual number of months of the Executive's employment with the Corporation, and the denominator of which is three hundred (300) months.

     2. If the Executive terminates employment prior to his Normal Retirement Date, in calculating his Accrued Benefit, (i) the offset for primary social security retirement benefit shall be calculated on the basis of the amount projected to be payable at the Executive's social security normal retirement age assuming continued earnings by the Executive at the rate in effect at termination of employment until the Executive's social security normal retirement age; (ii) the offset for any qualified defined benefit plan shall be calculated on the basis of the Executive's accrued benefit in said plan upon termination of employment projected to be payable at the Executive's Normal Retirement Date, and (iii) the offset for any benefits arising from employer contributions attributable to the account balances of the Executive arising from the Corporation's ESOP, 401(k) plan or any other defined contribution retirement plan shall also be calculated on the basis of the Executive's accrued benefit in such plan(s) upon termination of employment projected to be payable at the Executive's Normal Retirement Date.

2.04   OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
       -------------------------
payments provided in Section 2.01 above, or whenever an Accrued Benefit is payable under Section 4.01, 5.01 (5.02 or 10.01) of this Agreement, the Executive may elect in the calendar year prior to the calendar year in which payments are to begin, any optional form of payment which shall be the actuarial equivalent (factors defined in the Corporation's qualified defined benefit pension plan) of the said twenty (20) year certain payments. The optional form of payment may be a lump sum payment and any optional form of annuity payment which is provided to the Executive under the terms of the Corporation's qualified defined benefit pension plan.

2.05   VESTING.  Anything to the contrary in this Agreement notwithstanding, the
       -------
Executive shall be entitled to one hundred percent (100%) of any benefit payable under this Agreement under any one or more of Sections 2.01, 3.01, 4.01, 5.01, 5.02, or 10.01 at the date on which his entitlement to such benefit shall be determined commencing with his original date of hire with the Corporation.

                                 ARTICLE THREE
                                 -------------

3.01   DEATH OF EXECUTIVE.
       ------------------

(a) If the Executive dies while employed by the Corporation but prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation will pay to the Executive's named beneficiaries, for a period of twenty (20) years certain commencing on the first day of the month next following the delivery to the Corporation of a death certificate, a total annual amount equal to the Accrued Benefit earned by the Executive as of the date of death.

(b) If the Executive dies following the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, such payment of benefits shall continue to the named beneficiaries of the Executive until all such benefits have been paid.

(c) If the Executive dies following the termination of his employment with the Corporation and prior to the commencement of the payment of benefits under Section 2.01, 4.01, 5.01, 5.02, or 10.01, the Corporation shall pay to the Executive's named beneficiaries an annual benefit which shall be the Executive's Accrued Benefit as of the date of his termination of his employment. Such benefits shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date, or any date prior to the Normal Retirement Date approved by the Corporation, and continuing for twenty (20) years.

3.02   BENEFICIARIES.  The Executive may designate, in writing to the
       -------------
Corporation, one or more beneficiaries. If no beneficiary is so named or if no named beneficiary is living at the time a payment is due, benefit payments shall be made, when due, to the Executive's estate.

                                 ARTICLE FOUR
                                 ------------

4.01   DISABILITY PRIOR TO RETIREMENT.  In the event the Executive shall become
       ------------------------------
disabled, mentally or physically, which disability prevents him from performing the material aspects of his duties, the Corporation will pay no disability benefits hereunder. Disability benefits (if any) will be paid to the Executive through such insurance programs as may be sponsored by the Corporation. Upon the later of termination of such other disability benefits (if any), or the Executive's attainment of the Normal Retirement Date, the Executive shall commence receiving payment of his Accrued Benefit determined as of the date of the disability, but with additional service credited as if the Executive were working until the earlier of his Normal Retirement Date or Termination of Service Date or Discharge Date as determined by the Corporation. The Accrued Benefit shall be paid monthly, for twenty (20) years certain commencing on the first day of the month following the later of the termination of such benefits or the Normal Retirement Date, or in the manner provided in Section 2.04.

4.02   RE-EMPLOYMENT FOLLOWING DISABILITY.  In the event the Executive returns
       ----------------------------------
to work with the Corporation after terminating employment because of disability, this Agreement shall continue in full force and effect as though such disability had not occurred (including crediting the Executive with all service with Corporation as if he were working).

                                 ARTICLE FIVE
                                 ------------

5.01   EARLY RETIREMENT, TERMINATION OF SERVICE OR DISCHARGE.  Except to the
       -----------------------------------------------------
extent otherwise provided in Sections 5.03 and 5.04, in the event that the Executive's employment with the Corporation is terminated, voluntarily or involuntarily, before the Executive attains the Normal Retirement Date, for reasons other than death or disability, the Executive shall be entitled to an annual benefit, which shall be his Accrued Benefit as of the date of his termination of employment. Such benefit shall be payable monthly, commencing on the first day of the month next following the Normal Retirement Date and continuing for twenty (20) years. The Executive may elect to receive such benefit provided in this Section 5.01 prior to the Normal Retirement Date at any date between age 55 and the Normal Retirement Date. Such early commencement will result in an early commencement reduction provided under the terms of the Corporation's Qualified defined benefit pension plan for each month payment commences prior to the Normal Retirement Date.

5.02   OPTIONAL FORMS OF PAYMENT.  In lieu of the twenty (20) year certain
       -------------------------
payments provided in Section 5.01, the benefits payable under such Sections may be payable in the manner provided in Section 2.04.

5.03   EMPLOYMENT BY COMPETITION.  Anything to the contrary in this Agreement
       -------------------------
notwithstanding, in the event that either (a) prior to the Normal Retirement Date, the Executive's employment with the Corporation, shall have terminated for whatever reason or (b) after he shall have begun to receive benefits under this Agreement, the Executive will not forfeit any payments which might otherwise be due and payable hereunder should the Executive become employed by a company in competition with the Corporation

5.04   FORFEITURE.  Anything to the contrary in this Agreement notwithstanding,
       ----------
benefits under this Agreement shall be immediately forfeited and all rights of the Executive and his beneficiaries hereunder shall become null and void, if the Executive's employment with the Corporation is terminated for cause. For this purpose, a termination for "Cause" shall mean conviction by a court of law for fraud, misappropriation or embezzlement.

5.05   AVAILABILITY TO CONSULT. From and after prior commencement of receipt of
       -----------------------
benefits pursuant to this Agreement; the Executive will keep himself available to consult with, and respond to inquiries from, the Corporation relating to its business affairs, at reasonable time(s) and to reasonable extent.

                                  ARTICLE SIX
                                  -----------

6.01   INTEREST.  Any payment that is required to be made hereunder that is
       --------
delayed beyond the date specified in this agreement shall bear interest at a variable rate which shall be the rate of interest on one year U.S. Treasury Bills determined at the first auction of each calendar year or part thereof during the period of which interest is to be applied to any obligation hereunder.

                                 ARTICLE SEVEN
                                 -------------

7.01   ALIENABILITY.  Neither the Executive, nor any beneficiary under this
       ------------
Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, or otherwise.

                                 ARTICLE EIGHT
                                 -------------

8.01   PARTICIPATION IN OTHER PLANS.  Nothing contained in this Agreement shall
       ----------------------------
be construed to alter, abridge, or in any manner affect the rights and privileges of the Executive to participate in and be covered by any pension, profit sharing, group insurance, bonus or any other employee plan or plans which the Corporation may have or hereafter have.

                                 ARTICLE NINE
                                 ------------

9.01   FUNDING.
       -------
(a) The Corporation reserves the right at its sole and exclusive discretion to insure or otherwise provide for the obligations of the Corporation undertaken by this Agreement or to refrain from same, and to determine the extent, nature and method thereof, including the establishment of one or more trusts. Should the Corporation elect to insure this Agreement, in whole or in part, through the medium of insurance or annuities, or both, the Corporation shall be the owner and beneficiary of the policy or annuity. At no time shall the Executive be deemed to have any right, title or interest in or to any specified asset or assets of the Corporation, or any trust or escrow arrangement, including, but not by way of restriction, any insurance or annuity contracts or the proceeds therefrom.

(b) Any such policy, contract or asset shall not in any way be considered to be security for the performance of the obligations of this Agreement.

(c) If the Corporation purchases a life insurance or annuity policy on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests (at the Corporation's expense) which may be necessary, and generally cooperate with the Corporation in securing such policy.

(d) To the extent the Executive acquires a right to receive benefits under this Agreement, such right shall be equivalent to the right of an unsecured general creditor of the Corporation.

                                  ARTICLE TEN
                                  -----------

10.01  REORGANIZATION.  The Corporation shall not merge or consolidate into or
       --------------
with another corporation if such merger or consolidation shall result in the other corporation being the survivor corporation, nor shall it sell substantially all of its assets to another corporation, firm or person, unless and until:

(a) The Executive and such other corporation, firm or person agree that the Executive shall continue in the employ of the succeeding, continuing or acquiring corporation, firm or person and such other corporation, firm or person agrees in writing without further qualification to assume and discharge the obligations of the Corporation under this Agreement, or,

(b) If the Executive and such corporation, firm or person do not agree that the Executive shall continue in the employ of such corporation, firm or person, or such corporation, firm or person does not so agree to assume and discharge such obligations, the Corporation shall pay to the Executive, in one lump sum, his Accrued Benefit as of the date of such merger, consolidation or sale. AR calculations of the Accrued Benefit for purposes of this Section 10.1(b), shall further be discounted to present value in accordance with the actuarial tables used in the Corporation's defined benefit pension plan.

Upon the occurrence of any such event and the written unqualified assumption of the obligations of the Corporation by such successor corporation, firm or person, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation, firm or person,

                                ARTICLE ELEVEN
                                --------------

11.01  BENEFITS AND BURDENS.  This Agreement shall be binding upon and inure to
       --------------------
the benefit of the Executive and his personal representatives, the Corporation, and any successor organization which shall succeed to substantially all of the Corporation's assets and business without regard to the form of such succession.

11.02  CORPORATION.  As used in this Agreement, Corporation shall mean the
       -----------
Sandwich Cooperative Bank, a Massachusetts Corporation, and any affiliated entity, successor organization, parent, subsidiary or holding company.

                                ARTICLE TWELVE
                                --------------

12.01  COMMUNICATIONS.  Any notice or communication required of either party
       --------------
with respect to this Agreement shall be made in writing and may either be delivered personally or sent by First Class mail, as the case may be:

               To the Corporation:

                         c/o Chairman of the Board
                         Sandwich Cooperative Bank
                         100 Old King's Highway
                         P.O. Box 959
                         Sandwich, MA 02563

               To the Executive:

                         David A. Parsons
                         11 Steamboat Drive
                         Marshfield, MA  02050

Each party shall have the right by written notice to change the place to which any notice may be addressed.

                               ARTICLE THIRTEEN
                               ----------------

13.01  CLAIMS PROCEDURE.  In the event that benefits under this Agreement are
       ----------------
not paid to the Executive (or his beneficiary in the case of the Executive's death), and such person feels entitled to receive them, a claim shall be made in writing to the Corporation within sixty (60) days after written notice from the Corporation to the Executive or his beneficiary or personal representative that payments are not being made or are not to be made under this Agreement. Such claim shall be reviewed by the Corporation. If the claim is approved or denied, in full or in part, the Corporation shall provide a written notice of approval or denial within sixty (60) days from the date of receipt of the claim setting forth the specific reason for denial, specific reference to the provision of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired. If a claim is denied (a claim shall be deemed denied if the Corporation does not take action within the aforesaid sixty (60) day period) and a review is desired, the Executive (or beneficiary in the case of the Executive's death), shall notify the Corporation in writing within twenty (20) days. In requesting a review, the Executive or his beneficiary may review this Agreement or any document relating to it and submit any written issues and comments he or she may feel appropriate. In its sole discretion the Corporation shall then review the claim and provide a written decision within sixty (60) days. This decision likewise shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement on which the decision is based.

Any decision of the Corporation shall not be binding on the Executive, his personal representative, or any beneficiary without consent, nor shall it preclude further action by the Executive, his personal representatives or beneficiary.

13.02  ARBITRATION.  All claims, disputes and other matters in question between
       -----------
the parties hereto arising out of or relating to this Agreement or the breach thereof may be decided by arbitration with the express mutual consent of the Executive and the Corporation in accordance with the Rules of the American Arbitration Association then obtaining, subject to the notations and restrictions stated below. This Agreement to arbitrate and any other agreement or consent to arbitrate entered into in accordance herewith will be specifically enforceable under the prevailing arbitration law of any court having jurisdiction.

Notice of demand for arbitration must be filed in writing with the other parties to this Agreement and with the American Arbitration Association. The demand must be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event may the demand for arbitration be made after institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

The award rendered by the arbitrators will be final, not subject to appeal and judgment may be entered upon it in any court having jurisdiction thereof.

                               ARTICLE FOURTEEN
                               ----------------

14.01  ENTIRE AGREEMENT.  This instrument may be altered or amended only by
       ----------------
written agreement signed by the parties hereto.

14.02  JURISDICTION.  The parties, terms and conditions of this Agreement
       ------------
are subject to and shall be governed by the laws of the Commonwealth of Massachusetts.

14.03  GENDER.  Any reference in this Agreement to the masculine shall be deemed
       ------
to include the feminine where the context so requires.

14.04  OPERATION OF LAW ON CORPORATION'S OBLIGATIONS.  In the event that any
       ---------------------------------------------
governmental entity promulgates any statute, rule, regulation, policy or order which restricts or prohibits the Corporation from making payments to the Executive under this Agreement, then the Corporation's obligations to make payments to the Executive (or his beneficiary) hereunder shall terminate or be restricted or suspended (consistent with such law or binding regulation, policy or order) for so long as such restriction or prohibition applies to the Corporation. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of any applicable law or binding regulation, policy or order.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its duly authorized officer and its Corporate Seal affixed at Sandwich, Massachusetts the day and year first above written.
- --------

                                         SANDWICH COOPERATIVE BANK


/s/ Pamela J. Buttrick                   By /s/ Gary A. Nickerson
- ----------------------------------          ---------------------------------
Witness                                     Chairman of the Personnel Committee



/s/ Pamela J. Buttrick                   By /s/ David A. Parsons
- ----------------------------------         ---------------------------------
Witness                                    David A. Parsons, Senior Vice
                                           President